Exhibit 99.2
                                                             LaSalle Re Holdings

                        LaSalle Re Holdings Limited (in provisional liquidation) List of non-Debtor Entities

LaSalle Re Limited
LaSalle Re (Services) Limited
LaSalle Re Corporate Capital Limited
LaSalle Re (Barbados) Limited
LaSalle (UK) Limited